ASSET PURCHASE AGREEMENT

THIS AGREEMENT dated for reference the 15th day of April, 2003

BETWEEN:

TELUS Corporation, a corporation incorporated pursuant to the laws of British Columbia (the "Vendor")

AND:

Viscount Communication and Control Systems Inc., a corporation incorporated pursuant to the laws of British Columbia  (the "Purchaser")

WHEREAS:

A.

The Vendor carries on the business of providing enterphone maintenance services to certain customers of the Vendor in British Columbia (the "Business"); and

B.

The Vendor has agreed to sell and the Purchaser has agreed to purchase certain property and assets relating to the Business as described in this Agreement on the terms and conditions herein provided.

NOW THEREFORE in consideration of the premises and the mutual covenants and agreements herein contained the parties hereto covenant and agree as follows:

1.0

PURCHASE AND SALE

1.1

Subject to the terms and conditions of this Agreement, at the Closing (hereinafter defined) the Vendor will sell, transfer, and assign to the Purchaser, free and clear of all liens, charges, and encumbrances except as may be otherwise specifically provided for herein, and the Purchaser will purchase from the Vendor, the property and assets of the Business described in this Section 1.1 wherever situate (collectively, the "Purchased Assets"):

(a)

such chattels, equipment, machinery and supplies substantially as described in Schedule "1.1(a)" hereto, subject to any changes to reflect consumption of inventory items from March 31, 2003 to the Closing Date (the "Equipment");

(b)

all right, title, benefit, and interest of the Vendor and TELUS Communications Inc. (“TCI”) under those customer contracts for which the customer has consented in writing to the assignment of such contract from TCI to the Purchaser (the "Assigned Contracts");

(c)

originals of the Assigned Contracts, customer lists, price lists, service records, accounting and other books and records (other than those pertaining to taxes), and all other information, correspondence, documents, and material relating to the Business (subject to the Vendor, in its sole discretion, remaining in compliance with provisions of the Personal Information Protection and Electronic Documents Act of Canada and any applicable provincial legislation); and

(d)

the goodwill of the Business (the "Goodwill").

1.2

The following property and assets are specifically excluded from the within purchase and sale:

(a)

cash on hand or on deposit at the commencement of business on the Closing Date;

(b)

all accounts and notes receivable at the commencement of business on the Closing Date which relate to the period up to and including the Closing Date and any security held by the Vendor in connection therewith; and

(c)

such test equipment described in Schedule “1.2(c)” hereto.

2.0

PURCHASE PRICE

2.1

The purchase price payable by the Purchaser to the Vendor for the Purchased Assets (the "Purchase Price") will be the sum of the initial payment calculated in accordance with Section 2.2 (the “Initial Payment”) and the post-Closing contingent payment calculated in accordance with Section 2.3 (the “Post-Closing Contingent Payment”).

2.2

At the Closing, the Purchaser will pay to the Vendor the Initial Payment equal to: (i) the sum of $300,000; plus, (ii) Sales Taxes (as defined in Section 16.1) payable by the Vendor in respect of the Initial Payment.

2.3

Ninety (90) days after the Closing Date (the “Contingent Payment Date”), the Purchaser will pay to the Vendor the Post-Closing Contingent Payment equal to: (i) the number of Assigned Contracts as at the Contingent Payment Date, minus 1500, multiplied by $160; plus, (ii) Sales Taxes (as defined in Section 16.1) payable by the Vendor in respect of the Post-Closing Contingent Payment; plus or minus, (iii) the net amount of any adjustments calculated in accordance with Section 5.1; minus (iv) the amount drawn down by the Vendor, if any, under the standby letter of credit to be provided by the Purchaser to the Vendor at Closing pursuant to Section 2.4.

2.4

As partial security for the payment of the Post-Closing Contingent Payment, the Purchaser will furnish to the Vendor at Closing, a standby letter of credit in the amount of $75,000, in a form satisfactory to the Vendor in its sole discretion.  As further security for payment of the Post-Closing Contingent Payment, the Purchaser will deliver at Closing a guarantee from Viscount Systems Inc. guaranteeing the payment of any unpaid portion of the Post-Closing Contingent Payment in a form acceptable to the Vendor.

3.0

ALLOCATION OF THE PURCHASE PRICE

3.1

The Initial Payment will be allocated among the various items comprising the Purchased Assets as follows:

(a)

to the Equipment, the sum of $ 100,000;

(b)

to the Goodwill, the sum of $ 199,000; and

(c)

to the remaining Purchased Assets, the sum of $ 1.00.

3.2

The Post-Closing Contingent Payment will be allocated to the Equipment, Goodwill and remaining Purchased Assets in the same proportion as the Initial Payment was allocated pursuant to Section 3.1.

4.0

CLOSING, POSSESSION, AND ADJUSTMENTS

4.1

The completion of the transactions contemplated hereby (the "Closing") will take place at 10:00 a.m. local time, on the 30th day of April, 2003 (the "Closing Date") at the offices of the Vendor located at 3777 Kingsway, Burnaby, British Columbia, or at such other place, date, and time as may be mutually agreed upon by the parties hereto.

4.2

The Vendor will deliver possession of the Purchased Assets, free of any other claim to possession, (but subject to any liens, charges or encumbrances to be assumed by the Purchaser) to the Purchaser on the Closing Date.

5.0

ADJUSTMENTS

5.1

All revenues and expenses, including prepaid expenses, in respect of the Assigned Contracts will be adjusted (the "Adjustments") between the Vendor and the Purchaser as at the commencement of business on the Closing Date to the effect that in respect of any period before that time, the Vendor will bear all expenses and receive all revenues relating to the Assigned Contracts and that from and after said time, the Purchaser will bear all expenses and receive all revenues relating to the Assigned Contracts. The net amount of the Adjustments will be applied against the Post-Closing Contingent Payment as contemplated in Section 2.3.

6.0

ASSUMPTION OF LIABILITY

6.1

The Vendor will cause TCI to assign the assigned contracts to the Purchaser at Closing.  It is understood and agreed that from and after the Closing the Purchaser will assume, perform, and discharge the TCI's obligations and liabilities in respect of the Assigned Contracts and the Purchaser covenants to assume perform, and discharge said obligations and liabilities and to indemnify and save harmless the Vendor and TCI in respect thereof.

6.2

Both before and after the Closing, the Vendor and the Purchaser will make reasonable commercial efforts to obtain customer consent to the assignment of the Customer Contracts and without limiting the generality of Section 20.1 the Vendor and the Purchaser will execute and deliver and the Vendor will cause TCI to execute and deliver such documents and instruments and do such acts and things as may be required for said purposes.

7.0

REPRESENTATIONS OF THE VENDORS

7.1

The Vendor represents and warrants to the Purchaser, with the intent that the Purchaser will rely thereon in entering into this Agreement and in concluding the transactions contemplated hereby, that:

(a)

the Vendor is a corporation duly incorporated, validly existing, and in good standing under the laws of Canada and British Columbia, and has the power, authority, and capacity to carry on the Business as presently conducted and to enter into this Agreement and carry out its terms;

(b)

the execution and delivery of this Agreement and the completion of the transaction contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Vendor, and this Agreement constitutes a valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms;

(c)

neither the execution and delivery of this Agreement nor the performance of the Vendor's obligations hereunder will:

(i)

violate or constitute default under the constating documents, by-laws, or articles of the Vendor;  and

(ii)

result in any fees, duties, taxes, assessments, penalties or other amounts becoming due or payable, other than such as may become payable under the Social Services Tax Act of British Columbia, the Income Tax Act of Canada, the Excise Tax Act of Canada (“GST”) and provincial sales taxes;

(a)

the Vendor owns and possesses and has good and marketable title to the Purchased Assets, free and clear of all liens, charges, and encumbrances of every kind and nature whatsoever;

(b)

the Vendor is not a non-resident of Canada within the meaning of the Income Tax Act of Canada; and

(c)

the Vendor is a registrant for purposes of GST, whose registration number is 100 652 692.

7.2

The Purchaser acknowledges that except as expressly provided for herein the Vendor makes no representation or warranty as to the state of repair, condition, fitness for purpose, or quality of the Purchased Assets, and any such representation or warranty implied at law or by statute is hereby expressly waived by the Purchaser. It is understood that the Purchaser is purchasing the Purchased Assets on an "as is, where is" basis as at the Closing Date.

8.0

REPRESENTATIONS OF THE PURCHASER

8.1

The Purchaser represents and warrants to the Vendor as follows, with the intent that the Vendor will rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated hereby, that:

(a)

the Purchaser is a corporation duly incorporated, validly existing, and in good standing under the laws of British Columbia and has the power, authority, and capacity to enter into this Agreement and to carry out its terms;

(b)

the execution and delivery of this Agreement and the completion of the transactions contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Purchaser, and this Agreement constitutes a valid and binding obligation of the Purchaser in accordance with its terms;

(c)

the Purchaser is a registrant for purposes of GST, whose registration number is 886319888RT001;

(d)

the Purchase has no knowledge that any of the representation or warranty made by the Vendor in this Agreement is false or inaccurate in any material respect; and

(e)

the Purchaser is not a non-resident of Canada within the meaning of the Income Tax Act of Canada.

9.0

COVENANTS OF THE VENDOR

9.1

Between the date of this Agreement and the Closing, the Vendor:

(a)

will not sell or dispose of any of the Purchased Assets, except only the sale of inventory in the ordinary course of business;

(b)

will conduct the Business only in the ordinary course;

(c)

will maintain insurance coverage of the scope and in the amounts presently held; and

(d)

will make reasonable commercial efforts to obtain and procure in cooperation with the Purchaser all consents, approvals, releases, and discharges required to effect the transactions contemplated hereby.

9.2

No later than five (5) working days after the date of this Agreement, the Vendor will send a letter to each of the customers of the Business, in the form attached hereto as Schedule “9.2”, (i) advising such customers that the Vendor will be terminating such customer’s service agreement at the end of the current service term or renewal thereof, and, (ii) requesting that that such customers provide written consent to the assignment of the customer’s service agreement from the Vendor to the Purchase, such assignment to be conditional upon the closing of the transaction contemplated by this Agreement.

9.3

Within two (2) weeks after the date of this Agreement, the Vendor will arrange a meeting between members of the Purchaser’s staff to be designated by the Purchaser and one or more management representatives of the Vendor to describe the Vendor’s operational framework in support of the Business.

9.4

For period of three (3) years after the Closing Date, the Vendor shall provide to the Purchaser those transitional services described in Schedule 9.4.

9.5

The Vendor covenants and agrees to indemnify and hold harmless the Purchaser from and against:

(a)

except as to those which by the terms hereof are to be assumed or paid by the Purchaser including, without limitation those obligations to be assumed by the Purchaser pursuant to Sections 6.1 and 10.3 hereof, any and all debts, obligations, and liabilities, whether accrued, absolute, contingent, or otherwise, existing at the time of Closing, respecting the Business or the Purchased Assets; and the Purchaser may, but will not be bound to, pay or perform same and all moneys so paid by the Purchaser in doing so will constitute indebtedness of the Vendor to the Purchaser hereunder;

(b)

any and all damage or deficiency resulting from any misrepresentation, misstatement, breach of warranty, or the non-fulfillment of any covenant on the part of the Vendor under this Agreement or under any document or instrument delivered pursuant hereto; and

(c)

any and all claims, actions, suits, proceedings, demands, assessments, judgments, charges, penalties, costs, and expenses (including the full amount of any legal expenses invoiced to the Purchaser) which arises or are made or claimed against or are suffered or incurred by the Purchaser in respect of any of the foregoing.

9.6

The Vendor will, forthwith after receipt, pay over to the Purchaser all accounts receivable existing at the commencement of business on the Closing Date and received by the Vendor after the Closing in respect of any of the Assigned Contracts which relate to the period after the Closing Date.  Provided, however, that the Vendor will not be under any obligation to collect such accounts receivable.

9.7

The Vendor shall, for a period of ninety (90) days following the Closing Date, collect any additional chattels, equipment, machinery and supplies that the Vendor, in its sole discretion, deems to be associated with the Business (the “Additional Equipment”).  Subject to payment in full by the Purchaser of the Contingent Payment, the Vendor shall deliver the Additional Equipment “Ex Works” at loading facility located at 7000 Lougheed Highway, Burnaby, British Columbia.  The Purchaser shall bear the cost of and arrange for collection and shipment of the Additional Equipment.

10.0

COVENANTS OF THE PURCHASER

10.1

Between the date of this Agreement and the Closing, the Purchaser will make reasonable commercial efforts to obtain and procure in cooperation with the Vendor all consents, approvals, releases, and discharges required to effect the transactions contemplated hereby.

10.2

The Purchaser will, forthwith after receipt, pay over to the Vendor all accounts receivable existing at the commencement of business on the Closing Date and received by the Purchaser after the Closing which relate to the period up to and including the Closing Date.  Provided, however, that the Purchaser will not be under any obligation to collect such accounts receivable.

10.3

Without limiting the provisions of Section 6.1 hereof, the Purchaser will, from and after the Closing, pay as and when same become due and payable all debts and liabilities in respect of the Assumed Contracts which relate to any period after the Closing Date and punctually observe and perform all obligations to be performed in respect of the Business which relate to any period after the said date.

10.4

The Purchaser covenants and agrees to indemnify and hold harmless the Vendor from and against:

(a)

any and all debts, obligations, and liabilities, whether accrued, absolute, contingent, or otherwise which by the terms hereof are to be paid by the Purchaser and any and all debts, obligations, and liabilities, whether accrued, absolute, contingent, or otherwise, from and after Closing, respecting the Business or the Purchased Assets; and the Vendor may, but will not be bound to, pay or perform same and all moneys so paid by the Vendor in doing so will constitute indebtedness of the Purchaser to the Vendor hereunder;

(b)

any and all damage or deficiency resulting from any misrepresentation, misstatement, breach of warranty, or the non-fulfillment of any covenant on the part of the Purchaser under this Agreement or under any document or instrument delivered pursuant hereto; and

(c)

any and all claims, actions, suits, proceedings, demands, assessments, judgments, charges, penalties, costs, and expenses (including the full amount of any legal expenses invoiced to the Vendor) which arises or are made or claimed against or are suffered or incurred by the Vendor in respect of any of the foregoing.

11.0

NON-MERGER AND LIMITATION ON LIABILITY

11.1

All representations, warranties, covenants and agreements contained in this Agreement on the part of each of the parties shall survive the Closing, the execution and delivery of any bills of sale, instruments of conveyance, assignments or other instruments of transfer of title to any of the Purchased Assets and the payment of the consideration therefore.  Representations and warranties respecting tax matters shall survive for a period of 180 days after the relevant authorities shall no longer be entitled to assess liability for tax against the Purchaser for any particular fiscal year ended on or prior to the Closing and all other representations or warranties shall only survive for a period of one (1) year from the Closing.  If no claim shall have been made with respect to any incorrectness or breach of any warranty made by a party in this Agreement prior to the expiry of these survival periods, that party shall have no further liability with respect to the representation or warranty.  Notwithstanding the limitations set out in this Section 11.1, any claim that is based on title to the Purchased Assets, intentional misrepresentation or fraud may be brought at any time.

11.2

The obligations of the Vendor under Section 9.5 shall be limited to the adjusted Purchase Price, including any adjustments made pursuant to Section 5.1.

11.3

Notwithstanding any provision of this Agreement to the contrary, in no event may a party be entitled to indemnification for any indirect, incidental, consequential, special or exemplary damages or damages for economic loss or loss of profit.

12.0

CONDITIONS PRECEDENT

12.1

The obligation of the Purchaser to consummate the transactions herein contemplated are subject to the fulfillment of each of the following conditions precedent at the times stipulated:

(a)

that the representations and warranties of the Vendor contained herein are true and correct on and as at the Closing Date except as may be disclosed in writing to and approved by the Purchaser;

(b)

that all covenants, agreements, and obligations hereunder on the part of the Vendor to be performed or complied with at or prior the Closing, including in particular the Vendor's obligation to deliver the documents and instruments herein provided for, have been performed and complied with as at the Closing;

(c)

that between the date hereof and the Closing there has not been any substantial loss, damage, or destruction, whether or not covered by insurance, to any of the Purchased Assets; and

(d)

that not less than 1500 customers of the Business shall have consented in writing to the assignment of their customer contracts from the Vendor to the Purchaser.

The foregoing conditions of this Section 12.1 are for the exclusive benefit of the Purchaser and may be waived in whole or in part by the Purchaser at any time.

12.2

The obligation of the Vendor to consummate the transactions herein contemplated are subject to the fulfillment of each of the following conditions precedent at the times stipulated:

(a)

that the representations and warranties of the Purchaser contained herein are true and correct on and as of the Closing Date except as may be in writing disclosed to and approved by the Vendor; and

(b)

that all covenants, agreements, and obligations hereunder on the part of the Purchaser to be performed or complied with at or prior to the Closing, including in particular the Purchaser's obligation to deliver the documents and instruments herein provided for, have been performed and complied with as at the Closing.

The foregoing conditions of this Section 12.2 are for the exclusive benefit of the Vendor and may be waived in whole or in part by the Vendor at any time.

13.0

TRANSACTIONS OF THE VENDOR AT THE CLOSING

13.1

At the Closing the Vendor will execute and deliver or cause to be executed and delivered all documents and instruments, including conveyances, bills of sale, assignments, agreements, and certificates as are necessary to effectively vest good and marketable title to the Purchased Assets in the Purchaser free and clear of any liens, charges, and encumbrances (except as may be otherwise specifically provided herein) and in particular including:

(a)

the original copies of the customer consents to the assignment of the Assigned Contracts;

(b)

updated copy of Schedule 1.1(a) reflecting the final list of Equipment to be acquired by the Purchaser after having taken into account changes to reflect consumption of inventory items from March 31, 2003 to the Closing Date;

(c)

a bill of sale for the Equipment; and

(d)

the documents listed in Section 1.1(c).

14.0

TRANSACTIONS OF THE PURCHASER AT THE CLOSING

14.1

At the Closing the Purchaser will deliver or cause to be delivered:

(a)

a bank draft, certified cheque or solicitors' trust account cheque payable to the Vendor for the Initial Payment as calculated in accordance with in Section 2.2 hereof;

(b)

a certified copy of a resolution of the Directors of the Purchaser duly passed authorizing the execution and delivery of this Agreement and the completion of the transactions contemplated hereby;

(c)

a certificate of the secretary of the Purchaser dated the Closing, acceptable in form and content to the solicitors for the Vendor, certifying that the conditions precedent set out in Section 12.2 have been satisfied;

(d)

a standby letter of credit in the amount of $75,000 in a form satisfactory to the Vendor in its sole discretion as contemplated in Section 2.4;

(e)

the guarantee contemplated in Section 2.4; and

(f)

all such other documents and instruments as the Vendor or its solicitors may reasonably require.

15.0

ANNOUNCEMENTS

15.1

Except As required by law or regulatory authority and the letters to customers of the Business contemplated in Section 9.2, no announcements or disclosures concerning the transactions contemplated by this Agreement  may be made by either party or their respective employees, agents or representatives except with the prior written approval of the Vendor and the Purchaser.  The parties shall consult with each other regarding any disclosure required by law or any Governmental Authority.

16.0

TAXES

16.1

The Purchaser will be liable for and shall pay all GST and provincial sales taxes and all other taxes or other like charges payable upon or in connection with the sale, assignment or transfer of the Purchased Assets by the Vendors to the Purchasers (the “Sales Taxes”).

17.0

ASSETS AT RISK

17.1

From the date hereof to the time of Closing, the Purchased Assets will remain at the risk of the Vendor. If any of the Purchased Assets are lost, damaged, or destroyed prior to the time of Closing, the Purchaser may in lieu of terminating this Agreement pursuant to Section 12.1 have the option, exercisable by notice in writing to the Vendor given within five (5) business days of the Purchaser receiving notice in writing from the Vendor of the loss, damage or destruction, to complete the purchase to the extent possible, and at the option of the Purchaser, either:

(a)

the Purchase Price will be reduced by an amount equal to a reasonable estimate of the cost of making good such loss, damage, or destruction; or

(b)

the Vendor will assign to the Purchaser all insurance moneys payable in respect of such loss, damage, or destruction.

18.0

AGENTS

18.1

The Vendor warrants to the Purchaser that the Vendor in connection with the purchase and sale herein contemplated has engaged no agent or other intermediary.

19.0

TIME OF THE ESSENCE

19.1

Time is of the essence.

20.0

FURTHER ASSURANCES

20.1

The parties will execute and deliver all such further documents and instruments and do all such further acts and things as may be required to carry out the full intent and meaning of this Agreement and to effect the transactions contemplated hereby.

21.0

ASSIGNMENT

21.1

This Agreement may not be assigned by either party without the prior written consent of the other party.

22.0

SUCCESSORS AND ASSIGNS

22.1

This Agreement will enure to the benefit of and be binding upon the parties and their respective administrators, successors and permitted assigns.

23.0

COUNTERPARTS AND FACSIMILIE

23.1

This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.  Execution of this Agreement may be by facsimile signature, which, for all purposes, shall be deemed to be an original signature.

24.0

NOTICES

24.1

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by prepaid first-class mail, by facsimile or by hand-delivery as hereinafter provided.  Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to have been received on the fourth business day after the post-marked date thereof, or if sent by facsimile, shall be deemed to have been received on the business day following the sending, or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address noted below either to the individual designated below or to an individual at such address having apparent authority to accept deliveries on behalf of the addressee.  Notice of change of address shall also be governed by this Section 24.1.  In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile and shall be deemed to have been received in accordance with this Section 24.1. Notices and other communications shall be addressed as follows:

(a)

if to the Vendor:

Stephen Lewis, Vice President, Corporate Development and Strategy

TELUS Communications Inc.

21 - 3777 Kingsway

Burnaby, British Columbia

V5H 3Z7

Fax Number: 604 438 4570

With a copy to:

Vice President, TELUS Legal Services

12 – 3777 Kingsway

Burnaby, British Columbia

V5H 3Z7

Fax Number: 604 439-1261

(b)

if to the Purchaser:

Stephen Pineau

CEO

Viscount Communication and Control Systems Inc.

4585 Tillicum Street

Burnaby, British Columbia

V5J 3J9

Fax Number: (604) 327-3859

With a copy to:

Edward L. Mayerhofer

Morton & Co.

1200 – 750 West Pender Street

Vancouver, British Columbia

V6C 2T8

Fax Number: (604) 681-9652

or to such other address as any party may specify by notice.

25.0

TENDER

25.1

Tender may be made upon the Vendor or Purchaser or upon the solicitors for the Vendor or Purchaser and money may be tendered by negotiable cheque certified by a chartered bank or trust company. If the Vendor or the Purchaser is comprised of more than one person, then tender on any one person will be sufficient.

26.0

ENTIRE AGREEMENT

26.1

This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements, representations, warranties, and understandings, whether oral or written, relative to the subject matter hereof.

27.0

SCHEDULES

27.1

The schedules attached hereto are hereby incorporated into this Agreement and form a part hereof.  All terms defined in the body of this Agreement will have the same meaning in the Schedules attached hereto.

28.0

REFERENCES TO AGREEMENT

28.1

The terms "this Agreement", "hereof", "herein", "hereby", "hereto", and similar terms refer to this Agreement and not to any particular section, paragraph or other part of this Agreement. References to particular sections are to sections of this Agreement unless another document is specified.

29.0

HEADINGS

29.1

The headings appearing in this Agreement are for convenience of reference only and in no way define, limit, or enlarge the scope or meaning of the provisions of this Agreement.

30.0

GENDER AND NUMBER

30.1

Words importing the singular include the plural and vice versa; words importing gender include all genders.

31.0

EXPENSES

31.1

Each of the Vendor and Purchaser shall be responsible for the expenses (including fees and expenses of legal advisers, accountants and other professional advisers) incurred by them, respectively, in connection with the negotiation and settlement of this Agreement and the completion of the transactions contemplated hereby.

32.0

PROPER LAW

32.1

This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia, and the laws of Canada applicable therein and shall be treated, in all respects as a British Columbia contract.

IN WITNESS WHEREOF the parties have executed and delivered this Agreement, under seal, on the 15th day of April, 2003.

TELUS Corporation

Per:  /s/ Chris Carter

Name: _Chris Carter

Title: _BVP – Strategy - CMO_____

Viscount Communication and Control Systems Inc.

Per: _/s/__Stephen Pineau_____

Name: __Stephen Pineau____

Title: CEO_____

LIST OF SCHEDULES

Schedule

Description

1.1(a)

Equipment

a.1

Form of Customer Letter

a.2

Transitional Services

SCHEDULE 1.1(a)

Equipment

	Enterphone parts at 7000 Lougheed, Burnaby

Status	Part_no	Description	Qty
Re-built	022-0631-01	CIRCUIT CARD SLIMLINE SPEAKER/MIC PANEL	4
Un-repaired	022-0631-02	SLIMLINE H/U PANEL CARD	1
Re-built	022-0631-02	SLIMLINE H/U PANEL CARD	7
Un-repaired	022-0632-01	CIRCUIT CARD SPK/MIC ENT PANEL CLASSIC	2
Re-built	022-0632-01-A1	SLIMLINE SPK/MIC PANEL CARD ENT2000	3
Un-repaired	022-0632-01-A2	CIRCUIT CARD SPK/MIC ENT PANEL CLASSIC	5
Re-built	022-0632-01-A2	CIRCUIT CARD SPK/MIC ENT PANEL CLASSIC	8
Un-repaired	022-0632-02-A1	SLIMLINE H/U E/P CARD ENT IIIS/2000	3
Re-built	022-0632-02-A1	SLIMLINE H/U E/P CARD ENT IIIS/2000	3
Un-repaired	022-0632-02-A2	CLASSIC H/U PANEL CARD	1
Re-built	022-0632-02-A2	CLASSIC H/U PANEL CARD	8
New	130-PWR-6-PLUS	SEE ITEM ID #3405021 FROM SUPPLY	2
New	14-0632-03	SPK MOUNTAIN PLATE SLIMLINE	1
New	14-0633-02	SPEAKER MOUNTING PLATE CLASSIC	2
Re-built	14-0661-26	EDU SPK/MIC E/P DOOR ONLY CENTURION ENT 2000	1
New	18-0631-01	MICROPHONE LENS ASSY SLIMLINE ENT III	5
New	18-0632-04	MICROPHONE LENS ASSY SLIMLINE PANEL IIIS/2000	1
Re-built	18-0632-05	PLATE MOUNTING SLIMLINE IIIS/2000	8
New	18-0633-01-1	DOOR ASSY ENTRANCE PANEL SPK/MIC	1
Re-built	18-0633-02	DOOR ASSY DIRECTORY PANEL	2
New	182-1009	OPTO-EL BACKLIGHT WHITE,CENTURION EDU ENT 2000	1
New	21-058-0	CONNECTOR F HEX CRIMP FOR RG59	3
New	21-136-0	ADAPTER BCN JACK TO F PLUG	20
New	210-4502	SWITCH MICRO POSTAL LOCK CLASSICIII/IIIS/2000	13
Re-built	22-0634-02-3	COMMON CONTROL CARD EP 2000M	1
Re-built	22-0661-01	EOU SPK/MIC E/P CARD CENTURION ENT 2000	1
Un-repaired	22-1501-01	AUTO-DIALER TYPE ENTERPHONE 1500	5
Re-built	22-1501-01	AUTO-DIALER TYPE ENTERPHONE 1500	3
Re-built	27-0631-01-1	KEYPAD SLIMLINE ENTRANCE PANEL ENT III	2
New	27-0632-01	MICROPHONE ASSY C/W WIRES CLASSIC ENT IIIS/2000	10
New	27E121	SOCKET 27E121 SCR TERM FOR KUL11D15D	17
New	35801-JX	LOCK C/W KEYS TO MASTER 5/8 CAMKD.1-1/4 CAM 1/4 OF	20
New	368-2306	KEY MASTER #541 ENTERPHONE III &2000	9
Re-built	400-1012	CAMERA 420TV REPLACEMENT FOR ENTERPHONE	1
New	44-S	SWITCH ENTERPHONE DOOR RELEASE	93
Re-built	45-1307-02	INFRARED RECEIVER KIT (IR-V)	2
New	46-0661-01	KIT FLUSH MOUNT CENTURION 2000C	4
Re-built	46-0661-01	KIT FLUSH MOUNT CENTURION 2000C	4
New	46-0661-02	CENTURION DIRECTORY MAGNET STRIP & LETTERS KIT 26	1
Re-built	50-0631-01-X	SLIMLINE SPK/MIC E/P NATURAL ENT III	2
Un-repaired	50-0631-02-1	PANEL ENTR HNDST SLIMLINE III SILVER	2
New	50-0631-02-1	PANEL ENTR HNDST SLIMLINE III SILVER	1
Re-built	50-0631-02-X	PANEL ENTRANCE EPH III SLIMLINEHANDSET	2
Re-built	50-0631-03-X	SLIMLINE DIRECTORY NATURAL ENT III	1
Un-repaired	50-0632-01-1	PANEL ENTRANCE SILVER S/M 2000 SLIMLINE	1
Re-built	50-0632-01-1	PANEL ENTRANCE SILVER S/M 2000 SLIMLINE	3
New	50-0632-02-1	PANEL ENTRANCE SILVER H/S 2000 SLIMLINE	2
Re-built	50-0632-02-1	PANEL ENTRANCE SILVER H/S 2000 SLIMLINE	2
Re-built	50-0632-02-X	SLIMLINE H/U E/P NATURAL	1
New	50-0632-03-01	PANEL DIRECTORY SILVER 2000 SLIMLINE	3
Re-built	50-0632-03-01	PANEL DIRECTORY SILVER 2000 SLIMLINE	8
Re-built	50-0632-03-X	SLIMLINE DIRECTORY E/P NATURAL ENT IIIS/2000	3
Un-repaired	50-0633-01-1	DOOR PANEL ENT 2000	7
New	50-0633-01-1	DOOR PANEL ENT 2000	1
Re-built	50-0633-01-1	DOOR PANEL ENT 2000	2
New	50-0633-02-1	PANEL ENTRANCE SLVR HNDSET 2000CLASSIC/IIIS	2
Re-built	50-0633-02-1	PANEL ENTRANCE SLVR HNDSET 2000CLASSIC/IIIS	3
Re-built	50-0633-02-2	CLASSIC E/P H/U BRONZE	1
Re-built	50-0633-11-2	CLASSIC SPK/MIC E/P C/W IR-V	3
Un-repaired	50-0634-01-1	COMMON CONTROL 24L ENT 2000S	4
Re-built	50-0634-01-1	COMMON CONTROL 24L ENT 2000S	4
Un-repaired	50-0634-02-1	COMMON CONTROL 48LINE ENTERPHONE 2000S	16
Re-built	50-0634-02-1	COMMON CONTROL 48LINE ENTERPHONE 2000S	4
New	50-0648-01	GATE CONTROL EXPANDED ENTERPHONEIII	6
Un-repaired	50-0649-01	GATE CONTROL EXPANDED ENT 2000	10
New	50-0649-01	GATE CONTROL EXPANDED ENT 2000	7
Re-built	50-0649-01	GATE CONTROL EXPANDED ENT 2000	9
Re-built	50-0654-01	EXPANSION UNIT 48LINE ENTERPHONE 2000M	5
Re-built	50-0656-01	CONTROL COMMON 24/480LINE ENT 2000M	4
Re-built	50-0656-03	CONTROL COMMON 48/480LINE ENT 2000M	4
Re-built	50-0656-05	COMMON CONTROL 12/480L ENT2000	6
New	50-0661-01	SPK/MIC E/P CENTURION 150 LINE PAPER DIRECTORY ENT	1
Re-built	50-0661-01	SPK/MIC E/P CENTURION 150 LINE PAPER DIRECTORY ENT	2
Re-built	50-0661-04	PANEL ENTR CENTURION 2000C ELTN DIRY	1
New	50-0661-14	CENTURION E/P AND DIRECTORY C/WCAMERA ENT 2000	1
New	50-0661-34	EDU E/P CENTURION C/W CAMERA ENT IIIS/2000	1
Re-built	50-1310-01	CONTROLLER ENTERPHONE 1000 4PORT UNIT	2
Re-built	50-1312-01	RECEIVER FOR CONTROLLER ENT 1000	1
Re-built	50-1314-01	RECEIVER INFRARED 26 BIT WEIGAND ENT 1000	1
New	50-1315-1	TRASMITTIN INFRARED ENT1000	2
Re-built	50-1501-01	DIALER AND ENTRY PANEL ASSEMBLY	1
Re-built	5962-10	BNC CONNECTOR COAXIAL MALE	12
Re-built	635-VIS	INSTALLATION TEST UNIT	1
New	6361021	TEST UNIT BIX PAK	30
New	7100-410-628	ELECTRIC STRIKE, DOOR,16V DC	4
New	7100-510-628	ELECTRIC STRIKE DOOR 24V DC	5
New	7100-510-628-00	ELECTRIC STRIKE DOOR, ENT	4
Re-built	950399-1	ACCESS-VIDEO CAMERA 1/2" B&W 420HR 12VDC	2
New	B-1943-B	WINDOW ENTRANCE PANEL	7
Un-repaired	BB-1906-1	POWER SUPPLY UNREGULATED ENTERPHONE 2	12
Re-built	BB-1906-1	POWER SUPPLY UNREGULATED ENTERPHONE 2	2
Re-built	BB-1910-1	TEST PANEL CARD ENT II	5
Re-built	BB-1922-1	PANEL HANDSET FOR ENTERPHONE II	3
Un-repaired	BB-1923-1	PANEL SPEAKER MIC FOR ENTERPHONE 2	4
Re-built	BB-1923-1	PANEL SPEAKER MIC FOR ENTERPHONE 2	1
New	BB-1927-1	KIT POSTAL LOCK ENTR PANEL ENTERPHONE II	10
Un-repaired	BB-1966-1	CLASSIC SPK/MIC E/P SILVER ENT III	4
Re-built	BB-1966-1	CLASSIC SPK/MIC E/P SILVER ENT III	4
Re-built	BB-1966-2	CLASS C.P. SPR/MIC (BRONZE)	1
Re-built	BB-1967-1	CLASSIC E.P. HANDSET (SILVER)	3
Un-repaired	BB-1968-1	CLASSIC DIRECTORY E/P SILVER III/IIIS/2000	6
New	BB-1968-1	CLASSIC DIRECTORY E/P SILVER III/IIIS/2000	14
Re-built	BB-1968-1	CLASSIC DIRECTORY E/P SILVER III/IIIS/2000	27
New	BB-1968-2	CLASSIC DIRECTORY E/P (BRONZE)	1
Re-built	BB-1968-2	CLASSIC DIRECTORY E/P (BRONZE)	2
Un-repaired	BB-1970-1	CIRCUIT CARD CONTROL/INTERFACE/POWER	27
Re-built	BB-1970-1	CIRCUIT CARD CONTROL/INTERFACE/POWER	7
Un-repaired	BB-1974-1	POWER SUPPLY ENT MKIII	10
Re-built	BB-1974-1	POWER SUPPLY ENT MKIII	4
Un-repaired	BB-1979-1	CLASSIC DOOR DIRECTORY PANEL ENTIII/IIIS/2000	14
New	BB-1979-1	CLASSIC DOOR DIRECTORY PANEL ENTIII/IIIS/2000	2
New	BB-1982-2	KEY PAD ASSY METAL CLASSIC ENT 2000 BTNS	1
Un-repaired	BB-1988-1	IOM TEST SET ENT III	1
Re-built	BB-1988-1	IOM TEST SET ENT III	5
New	BB-2015-2	EXPANSION HOUSING	5
New	BB-2024-1	MICROPHONE ENT II	6
New	BB-2024-2	MICROPHONE MARK III CLASSIC	50
Re-built	BB-2026-1	PLATE MOUNTING ENTRANCE PANEL ENT IIIS/2000 PART	10
Un-repaired	BB-4097-1	LINE CARD LNC-A FOR ENTERPHONE 2	29
Re-built	BB-4097-1	LINE CARD LNC-A FOR ENTERPHONE 2	2
Un-repaired	BB-4097-2	CARD ENT III 12 SUITE LINE LNC-B	19
Re-built	BB-4097-2	CARD ENT III 12 SUITE LINE LNC-B	1
Un-repaired	BB-4099-1	CARD DECODER LINE MODULE ENTERPHONE 2	11
Re-built	BB-4099-1	CARD DECODER LINE MODULE ENTERPHONE 2	6
Un-repaired	BB-4105-1	CARD CONTROL ENTRANCE PANEL ENTERPHONE II	7
Re-built	BB-4105-1	CARD CONTROL ENTRANCE PANEL ENTERPHONE II	11
Un-repaired	BB-4105-2	CARD ENT II EPC SPK/MIC	15
Re-built	BB-4105-2	CARD ENT II EPC SPK/MIC	23
Un-repaired	BB-4106-1	CARD POWER RINGING & TONE ENTERPHONE 2	1
Re-built	BB-4106-1	CARD POWER RINGING & TONE ENTERPHONE 2	1
Un-repaired	BB-4108-1	CARD DECODER LINE MODULE ENTERPHONE 2	22
Re-built	BB-4108-1	CARD DECODER LINE MODULE ENTERPHONE 2	8
Un-repaired	BB-4121-1	CARD POWER RINGING & TONE ENTERPHONE 2	30
New	BB-4121-1	CARD POWER RINGING & TONE ENTERPHONE 2	2
Re-built	BB-4121-1	CARD POWER RINGING & TONE ENTERPHONE 2	3
Un-repaired	BB-4483-1	CARD CONTROL COMMON EQPT ENTERPHONE II	24
Re-built	BB-4483-1	CARD CONTROL COMMON EQPT ENTERPHONE II	5
Un-repaired	BB-4484-1	CONTROL INTERFACE CARD ENT II	14
Re-built	BB-4484-1	CONTROL INTERFACE CARD ENT II	5
Un-repaired	BB-4484-2	CARD INTERFACE CEI-A FOR ENTERPHONE II	5
Re-built	BB-4484-2	CARD INTERFACE CEI-A FOR ENTERPHONE II	1
New	BC-1033-BS	KEYPAD MEMBRANE FOR ENT.111/111S2000	28
Re-built	BK-84027-A	PAD TOUCH TONE 4X3 FOR ENTERPHONE II	2
New	BK-93000-A	MICROPHONE ENTERPHONE ENT I	26
Re-built	BP38ABS	HANDSET C/W ARMOURED CORD (REFURB ONLY AT THIS TIM	5
Un-repaired	FB-81004-E	CIRCUIT CARD ENTRANCE PANEL-HANDSET	12
Re-built	FB-81004-E	CIRCUIT CARD ENTRANCE PANEL-HANDSET	5
Un-repaired	FB-81004-F	CLASSIC SPK/MIC PANEL CARD	13
Re-built	FB-81004-F	CLASSIC SPK/MIC PANEL CARD	18
Un-repaired	FB-81005-A	LINE BUS AMP ENT III	19
Re-built	FB-81005-A	LINE BUS AMP ENT III	6
Un-repaired	FB-81006-A	CARD ENT MKIII LINE	20
Re-built	FB-81006-A	CARD ENT MKIII LINE	9
Un-repaired	FB-81008-A	CIRCUIT CARD POWER/INTERFACE/PANEL	9
Re-built	FB-81008-A	CIRCUIT CARD POWER/INTERFACE/PANEL	5
Un-repaired	FB-81009-A	CIRCUIT CARD CONTROL LINE INTERFACE	27
Re-built	FB-81009-A	CIRCUIT CARD CONTROL LINE INTERFACE	5
Un-repaired	FB-81014-A	CIRCUIT CARD MULTIPLE ENTRANCE PANEL	10
Re-built	FB-81014-A	CIRCUIT CARD MULTIPLE ENTRANCE PANEL	5
New	FEB-301-M	SPEAKER, 15W 8 OHMS, CLASSIC/SL	8
New	FPS-2012	TRANSFORMER POWER FOR ENTERPHONE1000	50
New	FPS-2016	TRANSFORMER, PLUG-IN, 16V, 20VA	2
New	FPS-2024	TRANSFORMER PLUG-IN 24V 20VA C/W COVER	9
New	FPS-4024	TRANSFORMER 24V 40VA PLUG IN	1
New	GBA-5	FUSE 5 AMP 125V	31
New	GBPC2502	RECTIFIER 14VAC/IN 10A MAX OUTPUT	240
New	KUP-11A15-24	RELAY 24V 850 OHM RATED 10A	36
Re-built	M300	ACCESS-VIDEO MINI-MONITOR 3.5" B&W 9VDC	1
New	MIL72AQWUZH-24	TIMER, 24HR, 7DAY, C/W BATTERYMFG: GRASSLIN (EX:	1
New	MIL72ASWUZH-24	TIMER 24HR 24V FOR POSTAL LOCK CCT 7 DAY	5
New	MV5753-ENT	LED C/W LEADS CLASSIC EP	15
New	SLM6A14V3M9	LAMP & RESET BUTTON ENT II/III	102
New	SLM6A28V3M9	LAMP & RESET BUTTON ENTI/II	22
New	VC2-1-25	CAPSULE, VAPO, ZERUST	50
Re-built	VS5104	ACCESS-VIDEO SWITCHER 4POS SGLEOUTPUT	2

SCHEDULE 9.2

Form of Customer Letter

DRAFT

Customer name

Address

Dear [Customer’s Name Here],

Subject: Consent to Assignment of Maintenance Contract

Over the last several months, TELUS has reviewed its repair and maintenance activities with a focus on rationalizing current product and service lines, and their relation to corporate business objectives.

As a result this review, TELUS has determined that it will withdraw from offering repair and maintenance services on the Enter Phone product line.

In an effort to maintain service continuity for its valued customers, TELUS has reached a successor agreement with Viscount Communication and Control Systems Inc. (“Viscount”), who, subject to the satisfaction of certain conditions precedent, stands willing to provide repair and maintenance services to TELUS’ current Enter Phone clients on a go-forward basis by taking assignment of customer contracts.  As the manufacturer of Enter Phone Equipment, Viscount is well positioned to provide ongoing maintenance services.  Viscount has agreed to honor the terms and conditions of those maintenance contracts assigned to Viscount.

Should you consent, the assignment of your maintenance contract will be conditional upon the closing of the transaction contemplated in the successor agreement between TELUS and Viscount.

Please sign the consent to assignment form below and fax it to TELUS at (xxx) xxx-xxxx.  Subject to the closing of the transaction contemplated in the successor agreement, TELUS will then provide Viscount with the appropriate records necessary to continue to provide you with Enter Phone services going forward and to service your company’s repair and maintenance needs.

We thank you for your assistance and co-operation in dealing with this matter.

If you have any questions or concerns, please do not hesitate to contact me.

Yours truly,

Laurie Shaw

TELUS Voice Maintenance Product Mgr. – Calgary, AB

Facsimile

To: TELUS Enter Phone	From:_____________________
To Fax: (xxx) xxx-xxxx	From Phone:_______________

Consent to Transfer Enter Phone Repair and

Maintenance Agreement

                            (the “Customer”) hereby consents to the assignment by TELUS Communications Inc. (the “Assignor”) to Viscount Communication and Control Systems Inc. (the “Assignee”) of all of its right, title and interest in and to the Repair and Maintenance Agreement between the Assignor and the Company dated ________________ (the “Maintenance Agreement”).

The Customer hereby consents to the Assignor providing to the Assignee an original copy of the Maintenance Agreement and copies of the Customer’s service records and related documentation so as to allow the Assignee to continue to provide maintenance service.

The Customer acknowledges that assignment of the Maintenance Agreement from the Assignor to the Assignee shall be conditional upon the fulfillment of certain conditions precedent set out in an Asset Purchase Agreement between the Assignor and Assignee dated April 15, 2003.

Date:

(Name of Company)

Title:

(Please print)

Representative’s Name:

(Please print)

Representative’s Signature:

SCHEDULE 9.4

Transitional Services

a. Accounting

TELUS will arrange meetings with representatives of the Purchaser and TELUS Contract Administration staff to discuss appropriate transition activities that will ensure that all accounts receivables, pre-paids and accounts payable are identified and properly accrued, with TELUS Communications Inc. receiving the benefits of these items prior to Closing and the purchaser receiving these benefits post-Closing.  In addition, TELUS Communications Inc. Contract Administration Staff will assist the Purchaser in identifying existing billing dates and renewal dates.

b. Training

TELUS will arrange for a TELUS Field Repair Technician to provide two (2) days of instruction on the existing Enterphone equipment currently being serviced by TELUS.

c. Relocation of hardware assets from TELUS premises.

It will be the responsibility of the Purchaser to arrange for the collection and shipment Equipment from the TELUS facility located at 7000 Lougheed Hwy Burnaby, BC  V5A 1W2.